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                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


            Date of Report (Date of earliest event reported)

                                  MAY 20, 2003
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                        CONSUMER PORTFOLIO SERVICES, INC.
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               (Exact Name of Registrant as Specified in Charter)



        CALIFORNIA                001-14116                33-0459135
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(State or Other Jurisdiction     (Commission              (IRS Employer
      of Incorporation)          File Number)       Identification No.)


                   16355 LAGUNA CANYON ROAD, IRVINE, CA 92618
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               (Address of Principal Executive Offices) (Zip Code)


      Registrant's telephone number, including area code (949) 753-6800
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                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)

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This Current Report on Form 8-K contains forward-looking statements that involve risks and uncertainties. These statements relate to future events and therefore are inherently uncertain. Actual performance and results may differ materially from those projected or suggested due to certain risks and uncertainties, including acquisition and transition challenges, assimilation issues in the consolidation process, customer reaction to the acquisition, and operational and other risks relating to the combination of separate businesses. Additional information concerning certain other risks and uncertainties that could cause actual results to differ materially from those projected or suggested, is contained in Consumer Portfolio Services, Inc.'s Quarterly Report on Form 10-Q for the quarter ended March 31, 2003, under the caption "Management's Discussion and Analysis of Financial Condition and Results of Operations - Forward Looking Statements." The forward-looking statements contained herein represent the judgment of Consumer Portfolio Services, Inc. as of the date of this Current Report on Form 8-K, and Consumer Portfolio Services, Inc. cautions against the placement of undue reliance on such statements.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

On May 20, 2003, the registrant Consumer Portfolio Services, Inc. ("CPS") acquired TFC Enterprises, Inc., a Delaware corporation ("TFCE") and its subsidiaries, by the merger (the "Merger") of CPS Mergersub, Inc., a Delaware corporation ("Mergersub") and a direct, wholly-owned subsidiary of CPS, with and into TFCE. The Merger took place pursuant to an Agreement and Plan of Merger, dated as of March 31, 2003 (the "Merger Agreement"), among CPS, Mergersub and TFCE. In the Merger TFCE became a wholly-owned subsidiary of CPS. CPS thus acquired the assets of TFCE and its subsidiaries, consisting principally of interests in motor vehicle installment sales finance contracts, interests in securitized pools of such contracts, and the facilities for originating and servicing such contracts.

TFCE, through its primary operating subsidiary, The Finance Company, is in the business of purchasing motor vehicle installment sales finance contracts from automobile dealers, and securitizing and servicing such contracts. CPS intends to continue to use the assets acquired in the Merger in the automobile finance business. Attached as Exhibits 99.1 and 99.2 are copies of press releases relating to the Merger described in this Current Report on Form 8-K, which press releases are incorporated herein by reference.

At the closing of the Merger, each share of common stock, $.01 par value per share, of TFCE, issued and outstanding immediately prior to the closing of the Merger, was cancelled and became a right to receive $1.87 per share in cash, pursuant to the Merger Agreement, upon surrender of the certificates that evidenced such shares. The total merger consideration payable to stockholders of TFCE was approximately $21.6 million. The amount of such consideration was agreed to as the result of arms'-length negotiations between CPS and TFCE. The recipients of the total merger consideration had no material relationship with CPS, its directors, its officers or any associates of such directors or officers, to the best of CPS's knowledge. The Merger consideration was paid with existing cash of CPS.

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Financial Statements of Business Acquired.

The financial statements required by Item 7(a) of Form 8-K and Rule 3-05(a) of Regulation S-X will be filed by amendment to this initial report no later than 60 days after the date this report is filed.

(b)      Pro Forma Financial Information.

The pro forma financial information required by Item 7(b) of Form 8-K and
Article 11 of Regulation S-X will be filed by amendment to this initial report no later than 60 days after the date this report is filed.

(c)      Exhibits.

EXHIBIT NUMBER    DESCRIPTION
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Exhibit 2.1       Agreement and Plan of Merger, dated as of March 31, 2003, by and among the Registrant, CPS Mergersub, Inc. and TFC
                  Enterprises, Inc. (Incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K of TFC Enterprises, Inc. filed on April 1, 2003.)
Exhibit 99.1      Press Release of TFC Enterprises, Inc. dated May 22,
                  2003. (Incorporated by reference to Exhibit 99.1 to the report on Form 8-K of TFC Enterprises, Inc. filed on May 23, 2003.)
Exhibit 99.2      Press Release of Consumer Portfolio Services, Inc. dated
                  May 21, 2003.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934,the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               CONSUMER PORTFOLIO SERVICES, INC.


                                               By:  /s/  DAVID N. KENNEALLY
                                                    David N. Kenneally
                                                    Sr. Vice President &
                                                    Chief Financial Officer

Dated:  June 4, 2003

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EXHIBIT INDEX

EXHIBIT NUMBER    DESCRIPTION
--------------    -----------
Exhibit 2.1       Agreement and Plan of Merger, dated as of March 31, 2003, by and among the Registrant, CPS Mergersub, Inc. and TFC
                  Enterprises, Inc. (Incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K of TFC Enterprises, Inc. filed on April 1, 2003.)
Exhibit 99.1      Press Release of TFC Enterprises, Inc. dated May 22,
                  2003. (Incorporated by reference to Exhibit 99.1 to the report on Form 8-K of TFC Enterprises, Inc. filed on May 23, 2003.)
Exhibit 99.2      Press Release of Consumer Portfolio Services, Inc. dated
                  May 21, 2003.

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